Going Concern	12 Months Ended
Jun. 30, 2015
Going Concern [Abstract]
Going Concern Disclosure [Text Block]
Note 3 Going Concern

As reflected in the accompanying financial statements, the Company has a net loss of $11,362,364 and net cash used in operations of $7,078,894 for the year ended June 30, 2015, and stockholders’ equity of $9,053,807 and an accumulated deficit of $29,109,288 at June 30, 2015.  In addition, the Company is in the preclinical stage and has not yet generated any revenues. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company expects that its current cash resources as well as expected lack of operating cash flows will not be sufficient to sustain operations for a period greater than one year. The ability of the Company to continue its operations is dependent on Management's plans, which include continuing to raise equity based financing. There is no assurance that the Company will be successful in accomplishing this objective.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.